UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 30, 2012

IBI ACQUISITIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-53340	26-2666328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Madison Street, Suite 701 Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-329-3008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b)

On January 30, 2012, the Registrant engaged the firm of Albert Wong & Co, Certified Public Accountants, of Hong Kong, Hong Kong (“Albert Wong”), as the principal accountant to audit the Registrant’s financial statements for the transition period ending March 31, 2012.

During the fiscal years ended May 31, 2011 and 2010, and the subsequent interim period prior to the engagement of Albert Wong, neither the Registrant nor anyone on its behalf consulted with Albert Wong regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Albert Wong was recommended and approved by the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

IBI Acquisitions, Inc. (Registrant)

Date: January 30, 2012	/s/ Arnold Tinter, Chief Financial Officer